SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant B|_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            First United Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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      |_|   No fee required.

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      (1)   Title of each class of securities to which transaction applies: N/A

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

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      |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

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

                            FIRST UNITED CORPORATION


                                                                  March 25, 2005

To Our Shareholders:

      On behalf of the Board of Directors and the whole First United Team, I cordially invite you to attend the Annual Meeting of Shareholders to be held on Tuesday, April 26, 2005, at 3:00 p.m., at Rocky Gap Lodge & Golf Resort, 16701 Lakeview Road, NE, Flintstone, Maryland 21536. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

      In addition to the specific matters to be acted upon, there will be a report on the progress of your Corporation.

      It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, we would ask that you mark, sign, date and promptly return the enclosed proxy in the envelope provided.

      There will be a reception with light refreshments immediately following the meeting for all registered shareholders. I look forward to seeing you there.

                                                        Sincerely yours,

                                                        WILLIAM B. GRANT
                                                        Chairman of the Board &
                                                        Chief Executive Officer

                        P.O. Box 9 Oakland, MD 21550-0009 Telephone 888-692-2654

                            FIRST UNITED CORPORATION
                             19 South Second Street
                                   P.O. Box 9
                          Oakland, Maryland 21550-0009

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                  March 25, 2005

To Shareholders of First United Corporation:

      Notice is hereby given that the Annual Meeting of the Shareholders of First United Corporation (the "Corporation") will be held at Rocky Gap Lodge & Golf Resort, 16701 Lakeview Road, NE, Flintstone, Maryland 21536. The meeting is scheduled for:

                      TUESDAY, APRIL 26, 2005, at 3:00 p.m.

      The purposes of the meeting are:

      1. To elect five (5) Class I Directors to serve until the 2008 Annual Meeting and until the election and qualification of their successors, and one (1) Class II Director to serve until the 2006 Annual Meeting and until the election and qualification of his successor.

      2. To transact such other business as may be properly brought before the meeting or any adjournment thereof.


      WE HOPE THAT YOU WILL ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU CONTEMPLATE ATTENDING THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON, IF YOU SO DESIRE. ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON FEBRUARY 11, 2005 ARE ENTITLED TO VOTE AT THIS MEETING.

      Anyone acting as proxy agent for a shareholder must present a proxy properly executed by the shareholder authorizing the agent in form and substance satisfactory to the judges of election, and otherwise in accordance with the Corporation's Amended and Restated Bylaws.

By order of the Board of Directors

ROBERT W. KURTZ
Secretary

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                            FIRST UNITED CORPORATION
                             19 South Second Street
                                   P.O. Box 9
                          Oakland, Maryland 21550-0009

                                 March 25, 2005

                                 PROXY STATEMENT

      The enclosed proxy is solicited by the Board of Directors of First United Corporation (the "Corporation") in connection with the Annual Meeting of Shareholders to be held on April 26, 2005, at 3:00 p.m. at Rocky Gap Lodge & Golf Resort, 16701 Lakeview Road, NE, Flintstone, Maryland 21536, and any adjournment or postponements thereof. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, proxies may be solicited by officers, Directors and regular employees of the Corporation personally or by telephone, telegraph or facsimile. No additional remuneration will be paid to officers, Directors or regular employees who solicit proxies. The Corporation may reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals. The approximate date on which this proxy statement and form of proxy will be mailed to shareholders is March 25, 2005.

      Please complete and sign the enclosed proxy and return it promptly to our transfer agent, Mellon Investor Services. Your proxy may be revoked at any time prior to its use by signing and delivering another proxy bearing a later date or by delivering written notice of the revocation to Robert W. Kurtz, Secretary, First United Corporation, P.O. Box 9, Oakland, Maryland 21550-0009. Should you attend the meeting and desire to vote in person, you may withdraw your proxy prior to its use by written request delivered to the Secretary of the Corporation at the meeting.

      Your proxy will be voted in accordance with the instructions on the proxy card. If no instructions are given, your proxy will be voted FOR the Director nominees listed below, and in the discretion of the persons named in the proxy with respect to any other matter properly brought before the meeting.

                  OUTSTANDING VOTING SECURITIES; VOTING RIGHTS

      Only shareholders of record of the Corporation's common stock, par value $.01 per share ("Common Stock"), at the close of business on February 11, 2005 (the "Record Date"), will be entitled to receive notice of and vote at the Annual Meeting of Shareholders. As of the Record Date, there were 6,099,383 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting of Shareholders. Each share of Common Stock is entitled to one vote.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK BY
                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table sets forth information as of the Record Date relating to the beneficial ownership of the Common Stock by (i) each person or group known by the Corporation to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Corporation's Directors, Director nominees and executive officers; and (iii) all Directors, Director nominees and executive officers of the Corporation as a group. Generally, a person "beneficially owns" shares if he or she has or shares with others the right to vote those shares or to invest (or dispose of) those shares, or if he or she has the right to acquire such voting or investment rights, within 60 days of the Record Date (such as by exercising stock options or similar rights). Except as otherwise indicated, the persons named in the table have sole investment powers with respect to each of the shares reported as beneficially owned by such person. Except as otherwise noted, the address of each person named below is the address of the Corporation.


                                                                               Common Stock       Percent of
                                                                               Beneficially      Outstanding
                                                                                   Owned         Common Stock
Directors, Nominees and Executive Officers:
David J. Beachy ............................................................     6,627  (1)          .11%
Rex W. Burton ..............................................................     9,178  (2)          .15%
Faye E. Cannon .............................................................       500               .01%
Paul Cox, Jr................................................................     1,776               .03%
Jeannette R. Fitzwater......................................................    10,842  (3)          .18%
Philip D. Frantz............................................................     1,985  (4)          .03%
William B. Grant ...........................................................     9,034  (5)          .15%
Eugene D. Helbig, Jr........................................................     2,778  (6)          .05%
Raymond F. Hinkle ..........................................................     5,684               .09%
Robert W. Kurtz ............................................................     3,641  (7)          .06%
Steven M. Lantz.............................................................     1,537  (8)          .03%
John W. McCullough .........................................................     5,000               .08%
Elaine L. McDonald..........................................................     4,447  (9)          .07%
Donald E. Moran.............................................................   136,164 (10)         2.23%
Robin E. Murray.............................................................       688 (11)
..01%
Karen F. Myers .............................................................     7,987 (12)          .13%
Gary R. Ruddell.............................................................       278               .00%
I. Robert Rudy..............................................................    32,651 (13)          .54%
Richard G. Stanton..........................................................    13,677 (14)          .22%
Robert G. Stuck.............................................................     3,162               .05%
Frederick A. Thayer, IV.....................................................     4,330 (15)          .07%

Directors & Executive Officers as a Group (21 persons) .....................   261,966              4.29%

5% Beneficial Owners:
Firstoak & Corporation......................................................   515,996 (16)         8.46%

P.O. Box 557
Oakland, Maryland 21550

      (1)   Includes 21 shares owned by spouse.

      (2)   Includes 2,754 shares owned by spouse.

      (3) Includes 7,298 shares owned jointly with spouse, 756 shares held in a 401(k) plan account, 630 shares owned by Fitzwater, LLC and over which Ms. Fitzwater's spouse has investment discretion, and 2,069 shares owned by spouse for the benefit of two minor children.

      (4) Includes 1,337 shares held in a 401(k) plan account, 618 shares held in spouse's 401(k) account, and 30 shares held by spouse for benefit of minor child.

      (5) Includes 186 shares owned by son, 11 shares owned by daughter, 2,605 shares held in a 401(k) plan account, 322 shares owned by spouse's IRA, and 173 shares owned by spouse for benefit of minor child.

      (6) Includes 49 shares owned by daughter and 2,192 shares held in a 401(k) plan account.

      (7)   Includes 2,455 shares held in a 401(k) plan account.

      (8) Includes 5 shares owned by son and 1,119 shares held in a 401(k) plan account.

      (9) Includes 230 shares held by spouse's IRA and 1,000 shares held by Grantor Trust of which Ms. McDonald is trustee and beneficiary.

      (10) Includes 86,593 shares owned by daughters over which Mr. Moran has shared investment discretion and 25,000 shares owned by spouse.

      (11) Includes 569 shares held in a 401(k) plan account and 119 shares owned by spouse.

      (12) Includes 1,000 shares held by Grantor Trust of which Ms. Myers is a beneficiary and trustee.

      (13) Includes 5,378 shares owned by spouse, 1,783 shares owned by daughter, 1,783 shares owned by daughter, 15,575 shares owned by I.R. Rudy's, Inc. of which Mr. Rudy is owner, and 4,473 shares held by the I.R. Rudy Credit Shelter Trust of which Mr. Rudy has sole investment discretion.

      (14) Includes 7,172 shares owned by spouse and 1,383 shares held in spouse's IRA.

      (15)  Includes 454 shares owned by daughter and 411 shares owned by son.

      (16) Shares held in the name of Firstoak & Corporation, a nominee, are administered by the Trust Department of First United Bank & Trust in a fiduciary capacity. Firstoak & Corporation disclaims beneficial ownership of such shares.

                     ELECTION OF DIRECTORS (PROPOSAL NO. 1)

      The number of Directors constituting the Board of Directors is currently set at 15. Directors are divided into three classes, as nearly equal in number as possible, with respect to the time for which the Directors may hold office. Directors are elected to hold office for a term of three years, and the term of one class of Directors expires each year. The term of Directors of Class I expires this year, the term of Directors of Class II expires in 2006, and the term of Directors of Class III expires in 2007. In all cases, Directors are elected until their successors are duly elected and qualify.

      Stockholders are being asked to vote for a total of six (6) Director nominees at this year's Annual Meeting. As previoulsly disclosed, Rex W. Burton, a Class I Director, is retiring from the Board pursuant to the Corporation's mandatory retirement policy and is not standing for re-election. Each of the remaining three current Class I Directors is standing for re-election. Additionally, Faye E. Cannon, John McCullough, and Gary Ruddell are also standing for election. The Maryland General Corporation Law and the Corporation's Bylaws require any Director who was elected during the year other than at a regular or special meeting of the Corporation's stockholders to stand for re-election at the annual meeting of shareholders immediately following that initial election. In September 2004, the Board elected Ms. Cannon and Messrs. McCullough and Ruddell to serve as Directors. Directors Cannon, McCullough and Ruddell were recommended for initial election by the Corporation's Chief Executive Officer ("CEO"). If re-elected by shareholders at this year's Annual Meeting, Ms. Cannon and Mr. McCullough will serve as Class I Directors and Mr. Ruddell will serve as a Class II Director.

      No Director or nominee holds any directorship in any other public company. All current Directors and Director nominees serve on the board of directors of First United Bank & Trust, the Corporation's wholly-owned subsidiary (the
"Bank"). The Corporation's Chairman and CEO is a Class I Director. The Corporation's President and Chief Financial Officer ("CFO") is a Class II Director.

      The following tables provide information about the Director nominees, including their ages as of the Record Date, their principal occupations and business experience, and certain other information. In the event a nominee declines or is unable to serve as a Director, which is not anticipated, the proxies will vote in their discretion with respect to a substitute nominee named by the Board.

Nominees for Class I (term expires in 2008)

                                    Occupation                          Director
Name                Age       During Past Five Years                      Since

David J. Beachy     64   Fred E. Beachy Lumber Co., Inc.                  1985
                         Building Supplies - retired.

Faye E. Cannon      55   Consultant and Director of Dan                   2004
                         Ryan Builders, Inc. Former Chief
                         Executive Officer and President
                         of F & M Bancorp, Frederick,
                         Maryland - retired.

Paul Cox, Jr.       65   Owner, Professional Tax Service.                 1993

William B. Grant    51   Chairman of the Board/CEO                        1995
                         First United Corporation and
                         First United Bank & Trust.

John W. McCullough  55   Certified Public Accountant. Retired in 1999     2004
                         as Partner of Ernst & Young, LLC.

Nominee for Class II (term expires in 2006)

                                  Occupation                            Director
Name                Age      During Past Five Years                      Since

Gary R. Ruddell     57   President, Hobby House Press, Inc., dba          2004
                         Total Biz Fulfillment, provides business services. Member, Gary R. Ruddell LLC, commercial real estate. Member, MSG
                         Glendale Properties LLC, residential real estate.

      The election of Directors requires the affirmative vote of holders of a majority of the shares of Common Stock present and voting at the Annual Meeting of Shareholders. A quorum for the Annual Meeting consists of a majority of the issued and outstanding shares of Common Stock present in person or by proxy and entitled to vote. Consequently, the withholding of votes, abstentions and broker non-votes with respect to shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR SUCH NOMINEES.

      Information about the Directors of Class II and Class III whose terms do not expire in 2005, including their ages as of the Record Date, and their principal occupations and business experience, is listed in the tables below.

Class II Directors (term expires in 2006)

                                 Occupation                             Director
Name                Age     During Past Five Years                       Since

Raymond F. Hinkle   68   Tax Consultant.                                  1996

Robert W. Kurtz     58   President/CFO/Secretary/Treasurer,               1990
                         First United Corporation and
                         First United Bank & Trust.

Elaine L. McDonald  56   Realtor, Long & Foster Realtors.                 1995

Donald E. Moran     74   Secretary/Treasurer, Moran Coal Corporation.     1988


Class III Directors (term expires in 2007)

                                 Occupation                             Director
Name                Age     During Past Five Years                       Since

Karen F. Myers      53   President, Mountaineer Log & Siding Co., Inc.    1991
                         President, Recreational Industries Inc.;
                         Member, DC Development LLC;
                         Real Estate Broker, Deep Creek
                         Mountain Resort.

I. Robert Rudy      52   President, Rudy's Inc.,                          1992
                         Retail Apparel and Sporting Goods
                         Member, DC Development LLC.

Richard G. Stanton  65   Retired.  Served as the Chairman, President      1985
                         and Chief Executive Officer of First United
                         Corporation and First United Bank & Trust until 1996.

Robert G. Stuck     58   Vice President, Oakview Motors, Inc. - retired.  1995

Family Relationships

      As defined by Securities and Exchange Commission's rules and regulations, family relationships exist among Directors, Director nominees, and executive officers. Director I. Robert Rudy and Senior Vice President Jeannette R. Fitzwater are siblings. Director Karen F. Myers and Senior Vice President Philip
D. Frantz are first cousins. No other family relationships exist.

Committees of the Board of Directors

      The Board of Directors has an Audit Committee, an Asset and Liability Management Committee, an Executive Committee, a Strategic Planning Committee, a Compensation Committee, and a Nominating and Governance Committee (the "Nominating Committee"). These committees are discussed below.

      Audit Committee - The Audit Committee is established pursuant to Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and consists of David J. Beachy, Paul Cox, Jr., Raymond F. Hinkle, John
W. McCullough, Richard G. Stanton, and Robert G. Stuck. Mr. McCullough was appointed to the Committee in September 2004. The committee is solely responsible for the hiring, compensation and oversight of the Corporation's independent auditors, and it also assists the Board in monitoring the integrity of the financial statements, in monitoring the performance of the Corporation's internal audit function, and in monitoring the Corporation's compliance with legal and regulatory requirements. The Board has determined that all audit committee members are financially literate and that Mr. Stanton qualifies as an "audit committee financial expert" as that term is defined by Item 401(h) of the SEC's Regulation S-K. This committee met 11 times in 2004. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A.

      Asset and Liability Management Committee - The Asset and Liability Management Committee consists of David J. Beachy, Paul Cox, Jr., William B. Grant, Raymond F. Hinkle, Robert W. Kurtz, John W. McCullough, Elaine L. McDonald, Karen F. Myers, I. Robert Rudy, Richard G. Stanton, and Robert G. Stuck. Mr. McCullough was appointed to the Committee in October 2004. The committee reviews and recommends changes to the Corporation's Asset and Liability, Investment, Liquidity, and Capital Plans. This committee met five times in 2004.

      Executive Committee - The Executive Committee consists of Rex W. Burton, Paul Cox, Jr., William B. Grant, Robert W. Kurtz, Donald E. Moran, I. Robert Rudy, Richard G. Stanton, and Robert G. Stuck. James F. Scarpelli, Sr. was a member of this committee until his resignation on November 17, 2004. The committee is responsible for reviewing and recommending changes to the Corporation's Insurance Program, overseeing compliance with the Corporation's Bylaws and Articles of Incorporation, monitoring the performance of the Corporation and its subsidiaries, and recommending changes to the personnel policies of the Corporation and of its subsidiaries. The Executive Committee is empowered to act on behalf of the full Board between meetings of the Board. This committee did not meet in 2004.

      Strategic Planning Committee - The Strategic Planning Committee consists of Rex W. Burton, Faye E. Cannon, Paul Cox, Jr., William B. Grant, Raymond F. Hinkle, Robert W. Kurtz, Elaine L. McDonald, Donald E. Moran, Gary R. Ruddell,
I. Robert Rudy, and Richard G. Stanton. Ms. Cannon and Mr. Ruddell were appointed to the committee in October 2004. The committee focuses on long-term planning to insure that management's decisions take into account the future operating environment, the development of corporate statements of policy, review of overall management of internal control procedures, and review of management's internal and external information and communications systems. This committee met one time in 2004.

      Compensation Committee - The Compensation Committee consists of Rex W. Burton, Faye E. Cannon, Raymond F. Hinkle, Elaine L. McDonald, Richard G. Stanton, and Robert G. Stuck. James F. Scarpelli, Sr. was a member of this committee until his retirement from the Board in November 2004. Ms. Cannon was appointed to the committee in October 2004. The committee is responsible for recommending to the Board a compensation policy for the CEO and other executive officers of the Corporation and its subsidiaries, recommending changes to the CEO's compensation package based on performance reviews, and produces an annual report on executive compensation for inclusion in the Corporation's proxy statement in accordance with applicable rules and regulations. This committee met two times in 2004.

      Nominating and Governance Committee - The Nominating Committee consists of David J. Beachy, Rex W. Burton, Paul Cox, Jr., John W. McCullough, Elaine L. McDonald, Donald E. Moran, and Richard G. Stanton. James F. Scarpelli, Sr. was a member of this committee until his retirement from the Board in November 2004. The committee is responsible for developing qualification criteria for Directors, reviewing Director candidates recommended by shareholders (see "Director Recommendations and Nominations" below), actively seeking, interviewing and screening individuals qualified to become Directors, recommending to the Board those candidates who should be nominated to serve as Directors, and developing and recommending to the Board the Corporate Governance Guidelines applicable to the Corporation and its subsidiaries. This Committee met three times in 2004. The Nominating Committee has a written charter, a copy of which is attached to this proxy statement as Appendix B.

Director Independence

      Pursuant to Rule 4350(c) of The Nasdaq Stock Market's listing standards (the "Nasdaq Listing Standards"), a majority of the Corporation's Directors must be "independent directors" as that term is defined by Nasdaq Listing Standards Rule 4200(a)(15). The Corporation's Board of Directors has determined that David
J. Beachy, Rex W. Burton, Faye E. Cannon, Paul Cox, Jr., Raymond F. Hinkle, John
W. McCullough, Elaine L. McDonald, Donald E. Moran, Karen F. Myers, Gary R. Ruddell, Richard G. Stanton, and Robert G. Stuck are "independent directors", and these independent Directors constitute a majority of the Corporation's Board of Directors. The Compensation Committee and the Nominating Committee are each made up entirely of "independent directors". Each member of the Audit Committee satisfies the independence requirements of Rule 4350(d)(2) of the Nasdaq Listing Standards.

Director Compensation

      Directors' fees are paid only to Directors who are not executive officers of the Corporation or the Bank. These outside Directors receive $400 for attending each Board meeting and $200 for attending each committee meeting of the Board of which the Director is a member. Outside Directors also receive an annual retainer fee of $10,000. Mr. Rudy received an additional $200 for chairing the 2004 Annual Meeting of Shareholders. All Directors also serve on the board of directors of the Bank and do not receive additional compensation for this service unless a Bank board or committee meeting is held on a date on which a Corporation Board or committee meeting is not also scheduled. In these cases, outside Directors receive $400 per Bank board meeting and $200 per Bank committee meeting.

Attendance at Board Meetings

      The Board of Directors held 11 meetings in 2004. Each Director who served as such during 2004 attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period served) and
(ii) the total number of meetings held by all committees of the Board on which that person served (held during the period served).

Director Recommendations and Nominations

      The Nominating Committee will from time to time review and consider candidates recommended by shareholders. Shareholder recommendations should be labeled "Recommendation of Director Candidate" and be submitted in writing to:
Robert W. Kurtz, Corporate Secretary, First United Corporation, P.O. Box 9, Oakland, Maryland 21550; and must specify (i) the recommending shareholder's contact information, (ii) the class and number of shares of the Corporation's capital stock beneficially owned by the recommending shareholder, (iii) the name, address and credentials of the candidate for nomination, (v) the number of shares of the Corporation's capital stock beneficially owned by the candidate; and (iv) the candidate's written consent to be considered as a candidate. Such recommendation must be received by the Corporate Secretary no less than 150 days nor more than 180 days before the date of the Annual Meeting of Shareholders for which the candidate is being recommended. For purposes of this requirement, the date of the meeting shall be deemed to be on the same day and month as the Annual Meeting of Shareholders for the preceding year.

      Candidates may come to the attention of the Nominating Committee from current Board members, shareholders, officers or other persons. The Nominating Committee periodically reviews its list of candidates available to fill Board vacancies and researches the talent, skills, expertise, and general background of these candidates. In evaluating candidates for nomination, the Nominating Committee uses a variety of methods and regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board.

      Whether recommended by a shareholder or another third party, or recommended independently by the Nominating Committee, a candidate will be selected for nomination based on his or her talents and the needs of the Board. The Nominating Committee's goal in selecting nominees is to identify persons that possess complimentary skills and that can work well together with existing Board members at the highest level of integrity and effectiveness. A candidate, whether recommended by a

Corporation shareholder or otherwise, will not be considered for nomination unless he or she maintains strong professional and personal ethics and values, has relevant management experience, and is committed to enhancing shareholder value. Certain Board positions, such as Audit Committee membership, may require other special skills, expertise or independence from the Corporation.

      It should be noted that a shareholder recommendation is not a nomination, and there is no guarantee that a candidate recommended by a shareholder will be approved by the Nominating Committee or nominated by the Board of Directors. A shareholder who is entitled to vote for the election of Directors and who desires to nominate a candidate for election to be voted on at a Meeting of Shareholders may do so only in accordance with Article II, Section 4, of the Corporation's Amended and Restated Bylaws, which provides that a shareholder may nominate a Director candidate by written notice to the Chairman of the Board or the President not less than 150 days nor more than 180 days prior to the date of the meeting of shareholders called for the election of Directors which, for purposes of this requirement, shall be deemed to be on the same day and month as the Annual Meeting of Shareholders for the preceding year. Such notice shall contain the following information to the extent known by the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder; (f) the consent in writing of the proposed nominee as to the proposed nominee's name being placed in nomination for Director; and (g) all information relating to such proposed nominee that would be required to be disclosed by Regulation 14A under the Exchange Act and Rule 14a-11 promulgated thereunder, assuming such provisions would be applicable to the solicitation of proxies for such proposed nominee.

Shareholder Communications with the Board of Directors

      Shareholders may communicate with the Board of Directors, including the non-management Directors, by sending a letter to First United Corporation Board of Directors, c/o Robert W. Kurtz, Corporate Secretary, First United Corporation, P.O. Box 9, Oakland, Maryland, 21550. The Corporate Secretary will deliver all shareholder communications directly to the Board of Directors.

      The Corporation believes that the Annual Meeting of Shareholders is an opportunity for shareholders to communicate directly with Directors and, accordingly, expects that all Directors will attend each Annual Meeting of Shareholders. If you would like an opportunity to discuss issues directly with our Directors, please consider attending this year's Annual Meeting of Shareholders. At the 2004 Annual Meeting of Shareholders, all members of the Board of Directors were in attendance.

                             AUDIT COMMITTEE REPORT

      The Audit Committee has (i) reviewed and discussed the Corporation's consolidated audited financial statements for the year ended December 31, 2004, with Corporation management; (ii) discussed with Ernst & Young, LLP, the Corporation's independent auditors, all matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as modified or supplemented; and (iii) received the written disclosures and the letter from Ernst & Young, LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with the auditors the auditors' independence. The Committee meets with the internal and independent auditors, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the consolidated audited financial statements for the year ended December 31, 2004, be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004.

                                    AUDIT COMMITTEE

                                    David J. Beachy         John W. McCullough
                                    Paul Cox, Jr.           Richard G. Stanton
                                    Raymond F. Hinkle       Robert G. Stuck

                               EXECUTIVE OFFICERS

      Information about the Corporation's executive officers is set forth below. All officers are elected annually by the Board of Directors and hold office at its pleasure. Unless indicated otherwise, officers serve in the same capacities for the Corporation and the Bank.

      William B. Grant, age 51, serves as Chairman of the Board and Chief Executive Officer. Mr. Grant has been Chairman of the Board and Chief Executive Officer since 1996. Prior to holding these positions, he served as Secretary and Executive Vice President.

      Robert W. Kurtz, age 58, serves as a Director and as the President, Chief Financial Officer, Secretary, and Treasurer. Mr. Kurtz has been a Director since 1990 and has served as President since 1996 and Chief Financial Officer, Secretary, and Treasurer since 1997. Prior to holding these positions, he served as Chief Operating Officer and Executive Vice President.

      Jeannette R. Fitzwater, age 44, serves as Senior Vice President and Director of Human Resources. Mrs. Fitzwater was appointed to these positions in 1997. Prior to this time, she served as First Vice President, Director of Marketing, and Regional Sales Manager of the Bank.

      Philip D. Frantz, age 44, serves as Senior Vice President and Director of Operations & Support. Mr. Frantz was appointed Senior Vice President in 1993 and was previously the Controller. He was appointed Director of Operations & Support in 1997.

      Steven M. Lantz, age 48, serves as Senior Vice President and Director of Lending. Mr. Lantz was appointed to these positions in 1997. Prior to this time, he served as First Vice President and Commercial Services Manager of the Bank.

      Eugene D. Helbig, Jr., age 52, serves as Senior Vice President and Senior Trust Officer. Mr. Helbig was appointed Senior Vice President in 1997 and Senior Trust Officer in 1993. Prior to serving in these capacities, he served as First Vice President of the Bank.

      Frederick A. Thayer, IV, age 46, serves as Senior Vice President, Director of Sales, and CRA Officer. Mr. Thayer was appointed to these positions in 1997. Prior to this time, he served as First Vice President, Regional Executive Officer and Regional Sales Manager of the Bank.

      Robin M. Murray, age 46, serves as Senior Vice President and Director of Marketing. Mrs. Murray was appointed to these positions in 2003. From 1997 until 2003, she served as the Bank's Vice President & Director of Marketing and Retail Sales and Marketing Retail Service Manager.

                REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

      The following table sets forth the total remuneration for services in all capacities paid during each of the last three fiscal years to the Corporation's CEO and each other person who served as an executive officer of the Corporation at any time during 2004.

Name and                                       Annual Compensation
                                               -------------------                                All Other
Principal Position                     Year             Salary        Bonus (1)      Other     Compensation(2)(3)
------------------                     ----             ------        -----                    -----------------
William B. Grant                       2004            $179,524          --             --        $  6,919
Chairman of the Board and              2003            $176,159     $43,814             --        $  4,347
Chief Executive Officer                2002            $176,309     $55,439         $6,124        $  3,861

Robert W. Kurtz                        2004            $132,922     $24,338             --        $    475
President, Chief Financial             2003            $132,922     $48,876             --        $    438
Officer and Secretary/Treasurer        2002            $133,031     $51,288         $7,737        $    424

Jeannette R. Fitzwater                 2004            $ 69,300     $25,813             --        $  3,307
Senior Vice President and              2003            $ 70,646     $60,194             --        $  4,028
Director of Human Resources            2002            $ 70,569     $32,799         $2,103        $  3,551

Philip D. Frantz                       2004            $ 70,523     $25,813             --        $  3,310
Senior Vice President and              2003            $ 70,523     $34,313             --        $  3,257
Director of Operations and             2002            $ 70,512     $32,799         $1,984        $  3,117
Support

Eugene D. Helbig, Jr.                  2004            $ 86,973     $48,297             --        $  4,541
Senior Vice President and              2003            $ 85,679     $52,912             --        $  4,357
Senior Trust Officer                   2002            $ 85,696     $52,249         $4,105        $  4,456

Steven M. Lantz                        2004            $ 95,877     $94,503             --        $  6,310
Senior Vice President and              2003            $ 95,877     $87,017             --        $  5,507
Senior Lending Officer                 2002            $ 95,818     $62,719         $3,116        $  3,397

Robin E. Murray                        2004            $ 70,000     $25,813             --        $  3,304
Senior Vice President and              2003            $ 70,356     $34,313         $2,706        $  2,350
Director of Marketing                  2002            $ 58,978     $ 4,299         $  738        $  1,726

Frederick A. Thayer, IV                2004            $ 80,746     $51,129             --        $  4,725
Senior Vice President and              2003            $ 80,746     $71,207             --        $  4,670
Director of Retail Banking             2002            $ 80,810     $74,345         $2,334        $  4,975

(1) The amounts specified as bonus are made up of pay for performance and, in certain cases, additional incentive payments. The amounts paid pursuant to the pay for performance program (explained in further detail below in the section entitled "Compensation Committee Report on Compensation") for 2002, 2003 and 2004 were distributed in 2003, 2004 and 2005, respectively. The additional incentive payments were granted based on predetermined business production goals as follows: Eugene D. Helbig, Jr., $16,953; Steven M. Lantz, $59,202; and Frederick A. Thayer, IV, $29,004. These amounts were paid in 2005. Jeannette R. Fitzwater elected to defer $23,838 of her 2004 pay for performance into the Corporation's Deferred Compensation Plan.

(2) Amounts shown include income imputed to the named executive in connection with the bank-owned life insurance ("BOLI") plan established by the Bank for certain Bank officers (see "BOLI Plan", below) as follows for 2004, 2003 and 2002, respectively: William B. Grant, $419, $395, $533; Robert W. Kurtz, $475, $438, $424; Jeannette R. Fitzwater, $158, $150, $135; Phillip
      D. Frantz,  $140,  $132,  $119;  Eugene D. Helbig,  Jr., $302, $283, $281;
      Steven M. Lantz,  $261, $247,  $224; Robin E. Murray,  $175, $16, $15; and
      Frederick A. Thayer, IV, $232, $215, $199. All other amounts shown are matching contributions made by the Corporation for each respective executive officer under the Corporation's 401(k) Profit Sharing Plan.

(3) Each executive officer has in excess of six years of credited service under the 401(k) Profit Sharing Plan and are therefore 100% vested.

Pension Plan

      The Corporation maintains a Defined Benefit Pension Plan (the "Pension Plan") for the purpose of providing post-retirement benefits to vested employees. The following table shows the maximum annual retirement benefits payable under the Pension Plan for various levels of compensation during the year of service:

APPROXIMATE ANNUAL BENEFIT UPON RETIREMENT AT AGE 65 BASED ON YEARS OF CREDITED SERVICE

                                YEARS OF SERVICE
   FINAL
  AVERAGE      15         20         25         30         35         40         45
COMPENSATION   YEARS      YEARS      YEARS      YEARS      YEARS      YEARS      YEARS
------------   --------   --------   --------   --------   --------   --------   --------
$ 30,000       $  6,000   $  8,000   $ 10,000   $ 12,000   $ 14,000   $ 16,000   $ 18,000
  70,000         15,000     20,000     25,000     30,000     35,000     40,000     45,000
 110,000         24,000     32,000     40,000     48,000     56,000     64,000     72,000
 150,000         33,000     44,000     55,000     66,000     77,000     88,000     99,000
 190,000         42,000     56,000     70,000     84,000     98,000    112,000    126,000
 230,000         46,500     62,000     77,500     93,000    108,500    124,000    139,500

      For purposes of this table, final average compensation shown is twelve times the average of the highest salary during sixty consecutive months in the last one hundred twenty months preceding normal retirement. Also, for purposes of the table, benefits are payable for life with a minimum guarantee of ten years. Benefits are computed on an actuarial basis. To convert the benefits at normal retirement to a lifetime only benefit, the amounts would be increased by a factor of 1.0677%. Social Security benefits are not shown on the table and would not reduce retirement benefits under the plan.

      A table showing current compensation covered by the Pension Plan and the estimated credited years of service for the Highly Compensated Employees immediately follows the Supplemental Executive Retirement Plan discussion.

Supplemental Executive Retirement Plan

      Effective November 1, 2001, the Bank's Board of Directors adopted the First United Bank and Trust Supplemental Executive Retirement Plan (the "SERP"). The SERP provides supplemental retirement income to certain senior executives of the Bank designated by the Bank's Board. The executives listed in the Summary Compensation Table are also executives of the Bank and have been designated for coverage under the SERP. The SERP benefit vests upon the executive reaching Normal Retirement Age (as defined in the SERP), upon completion of 10 years of service, or upon death. The normal retirement benefit will be 2.5% of final pay for each year of service up to 24 years of service, plus 1% of final pay for each year of service above 24 up to a maximum of 29 years of service, less 50% of the executive's Social Security benefits and 100% of the benefits payable to the executive under the Corporation's Pension Plan. If the participant dies prior to retirement, the SERP benefit will additionally be reduced by the amount of any death benefit payable to the participant's designated beneficiaries under the Bank's split-dollar arrangements offered in connection with the BOLI plan. In no event will the sum of the pre-retirement SERP benefit paid upon death and the benefits paid under the split-dollar arrangement exceed the normal retirement SERP benefit earned to date of death. For purposes of the SERP, a participant's Final Pay shall mean the average of the three (3) highest annual pay periods over the five (5) years preceding the participant's Normal Retirement. The following table shows the projected benefit payable by the SERP as a single life annuity for various levels of compensation and years of service.

                        YEARS OF SERVICE

FINAL AVERAGE
COMPENSATION   15 YEARS   20 YEARS   25 YEARS   29 YEARS
-------------  --------   --------   --------   --------
$ 100,000      $ 5,790    $11,040    $14,790    $12,990
  125,000        9,540     16,040     20,665     18,365
  150,000       13,290     21,040     26,540     23,740
  175,000       17,040     26,040     32,415     29,115
  200,000       20,790     31,040     38,290     34,490
  225,000       30,165     43,540     53,540     50,740
  250,000       39,540     56,040     68,790     66,990

      The SERP Benefit is based on the annual compensation listed in the Summary Compensation Table. It is expected that the executives will have at least 29 years of service at retirement.

      The executive may elect to receive benefits in a lump sum, calculated using the same actuarial assumptions as used under the Pension Plan. Amounts to pay the benefits may, at the Bank's discretion, be held in a rabbi trust. Upon a change of control, the rabbi trust must be fully funded to pay accrued benefits. In addition, upon certain terminations of employment following a change of control, the eight executives designated for coverage become entitled to at least the benefit they would receive based on 24 years of service.

      The current compensation covered by the Pension Plan and by the SERP (collectively, the "Plans") and the estimated credit years of service at December 31, 2004, for each of the Highly Compensated Employees under the Plans are as follows:
                               Estimated Credited
                              Current Compensation    Years of Service at
                              Covered By the Plans          12/31/04
----------------------        --------------------    -------------------
William B. Grant                    $210,000                26 Years
Robert W. Kurtz                     $184,146                32 Years
Jeannette R. Fitzwater              $103,985                19 Years
Philip D. Frantz                    $105,162                21 Years
Eugene D. Helbig, Jr.               $146,526                19 Years
Steven M. Lantz                     $202,407                18 Years
Robin E. Murray                     $104,628                27 Years
Frederick A. Thayer, IV             $149,692                13 Years

BOLI Plan

      BOLI provides insurance on the lives of the Bank's executive and certain other officers. The Bank purchased $18 million of BOLI in 2001 and $2.3 million of BOLI in 2004. The Bank is the sole owner of these BOLI policies, has all rights with respect to the cash surrender values of these BOLI policies, and is the sole death beneficiary under these BOLI policies. The Bank has agreed, however, to endorse a portion of the death benefits payable under the BOLI policies to beneficiaries named by each covered officer. Participation in this split-dollar arrangement can be terminated for any reason, at any time, by either the Bank or the covered officer. The Bank intends to terminate each covered officer's participation at retirement. For tax purposes, a covered officer realizes nominal income from the split-dollar arrangement each year equal to the value of that officer's life protection. If the executive officers named above were to die while employed by the Bank, the benefits payable under the split-dollar arrangement to their respective beneficiaries would be as follows: William B. Grant, $455,000; Robert W. Kurtz, $295,000; Jeannette R. Fitzwater, $255,000; Phillip D. Frantz, $225,000; Eugene D. Helbig, Jr., $290,000; Steven M. Lantz, $335,000; Robin M. Murray, $250,000; and Frederick A. Thayer, IV, $331,000.

401(k) Profit Sharing Plan

      Corporation employees are permitted to contribute a portion of their salary to the Corporation's 401(k) Profit Sharing Plan. The Corporation makes a matching contribution equal to 50% of the amount deferred, up to 6% of an employee's salary, provided that the employee has completed at least one year of service to the Corporation. The Corporation may make additional discretionary contributions for employees equal to a percentage of each employee's salary. In 2004, the Corporation made $30,729 in total matching contributions for the benefit of executive officers. No executive officer received a discretionary contribution in 2004.

Deferred Compensation Plan

      Selected executives and Directors of the Corporation and its subsidiaries are permitted to participate in the Corporation's Non-Tax Qualified Deferred Compensation Plan. The plan permits each participant to defer all or a portion of his or her bonus or Directors' fees (as applicable), which income is held in a Rabbi Trust and invested in one or more investment options. The funds are distributed to the participant at termination of employment or Director status, unless the participant initially elects to receive distributions prior to termination. The plan also permits early distribution in the event of certain hardships. Plan benefits are taxed to the participant at the time of distribution.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Board who performed the functions of the Compensation Committee during the last completed fiscal year were: Rex W. Burton, Faye E. Cannon, Raymond F. Hinkle, Elaine L. McDonald, Richard G. Stanton and Robert G. Stuck. Mr. Stanton served as the Chairman of the Board, President and CEO of the Corporation until June 1, 1996. James F. Scarpelli, Sr. was a member of this committee until his retirement from the Board in November 2004. Faye E. Cannon was appointed to the committee in September 2004.

                  COMPENSATION COMMITTEE REPORT ON COMPENSATION

      The basic philosophy of the Corporation's compensation program is to offer competitive compensation for all executive employees, which takes into account both individual contributions and corporate performance.

      Executive   compensation   for  the   Chairman  of  the   Board/CEO,   the
President/CFO, and each other executive officer consists of two principal elements: (i) base salary; and (ii) incentives that are variable, fluctuate annually, and are linked to the Corporation's performance, and therefore at risk. Base salaries are set at levels intended to foster a career development among executives, consistent with the long-term nature of the Corporation's business objectives. In setting base salary levels, consideration is given to establishing salary levels that approximate the amounts paid for similar executive positions at other comparable community banking organizations. Salary adjustments and the pay for performance amounts are determined in accordance with the Annual Incentive Program established for executive officers and other members of senior management. The incentive program, which was developed in consultation with the Corporation's independent accountants, utilizes a targeted goal-oriented approach whereby each year the committee establishes performance goals based on the recommendation of the Chairman and CEO. The performance goals include the following strategic financial measures: earnings per share; return on equity; and, the efficiency ratio. Each of these elements is weighted approximately the same. The measures are established annually at the start of each fiscal year and are tied directly to the Corporation's business strategy, projected budgeted results and competitive peer group performance.

      Base salary levels for the executives in 2004 were recommended by the Compensation Committee and were approved by the non-employee Directors of the Board. Incentive compensation for the executives for 2004 was recommended in December 2004 by the Compensation Committee and approved by the non-employee Directors of the Board.

      The targeted goals for incentive compensation are set at levels which only reward continued exceptional Corporation performance. The incentive awards are expressed as a percent of base pay and measured on a range around the targeted goals with a fixed maximum incentive award.

      Mr. Grant's incentive compensation was based on meeting certain financial goals (earnings per share, return on equity and the efficiency ratios). The incentive compensation for each other executive officer was based on a combination of financial goals of the Corporation and certain subjective goals related to the personal performance of each officer.

    COMPENSATION COMMITTEE

    Rex W. Burton       Faye E. Cannon      Raymond F. Hinkle
    Elaine L. McDonald  Richard G. Stanton  Robert G. Stuck

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the past year, the Bank has had banking transactions in the ordinary course of its business with certain Directors and officers of the Corporation and with their associates. These transactions were on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit by the Bank to these persons have not and do not currently involve more than the normal risk of collectibility or present other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, the Corporation's executive officers and Directors, and persons who beneficially own more than 10% of the Corporation's Common Stock, are required to file certain reports regarding their ownership of Common Stock with the SEC. Based solely on a review of copies of such reports furnished to the Corporation, or written representations that no reports were required, the Corporation believes that, during the fiscal year ended December 31, 2004, such persons timely filed all reports required to be filed by Section 16(a) except that John
W. McCullough filed his initial statement of beneficial ownership late.

                              INDEPENDENT AUDITORS

      The accounting firm of Ernst & Young LLP has been engaged to audit the books and accounts of the Corporation for the next fiscal year. Ernst & Young LLP served as the Corporation's independent auditor in 2004. Ernst & Young LLP has advised the Corporation that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with the Corporation other than as independent public auditors. A representative of Ernst & Young LLP is not expected to be present at this year's Annual Meeting of Shareholders.

                             AUDIT FEES AND SERVICES

      The following table shows the fees paid or accrued by the Corporation for the audit and other services provided by Ernst & Young LLP for fiscal years 2004 and 2003:

                           FY 2004          FY 2003
                           --------         --------
Audit Fees                 $452,147         $250,900
Audit-Related Fees               --           33,800
Tax Fees                   $126,630          142,715
All Other Fees             $  3,500               --
                           --------         --------
         Total             $582,277         $427,415

      Fees for audit services include fees associated with the annual audit, the reviews of the Corporation's quarterly reports on Form 10-Q, the attestation of management's report on internal control over financial reporting, and accounting consultations billed as audit services. Audit-related fees for 2003 principally included the audit of the Corporation's employee benefit plans and accounting consultation in connection with corporate governance matters. Tax fees included tax compliance such as tax return preparation, tax advice and tax planning. For 2004, all other fees included a subscribtion to E&Y Accounting & Auditing Research Tool and fees paid for services rendered in connection with the transition to successor auditors for the employee beneifit plan audits. The Audit Committee has reviewed summaries of the services provided by Ernst & Young, LLP and the related fees and has determined that the provision of non-audit services is compatible with maintaining the independence of Ernst & Young, LLP.

      It is the Audit Committee's policy to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the independent auditor's audit. In 2003, the Securities and Exchange Commission adopted a rule pursuant to the federal Sarbanes-Oxley Act of 2002 that, except with respect to certain de minimis services discussed below, requires Audit Committee pre-approval of audit and non-audit services provided by the Corporation's independent auditors. All of the 2004 services described above were pre-approved by the Audit Committee, and all of the 2003 services described above were pre-approved to the extent that the Securities and Exchange Commission's rule was applicable during 2003.

                                PERFORMANCE GRAPH

      The following graph compares the performance of an investment in shares of the Corporation's Common Stock for the last five years with the performance of a broad market index and a nationally-recognized industry standard assuming in each case both an initial $100 investment on December 31, 1999, and reinvestment of dividends as of the end of the Corporation's fiscal years. The Corporation has selected the NASDAQ Composite Index because prices for the Corporation's Common Stock are quoted on Nasdaq National Market, and the SNL $1 billion to $5 billion Asset-Size Index as the relevant peer group index because of the Corporation's asset size.

                                  [LINE GRAPH]

                                                    Period Ending
                          --------------------------------------------------------------------
Index                     12/31/99    12/31/00   12/31/01    12/31/02    12/31/03     12/31/04
------------------------  --------    --------   --------    --------     -------     --------
First United Corporation   100.00       76.23     123.46      132.00      202.63       176.85
NASDAQ Composite           100.00       60.82      48.16       33.11       49.93        54.49
SNL $1B-$5B Bank Index     100.00      113.48     137.88      159.16      216.44       267.12

           SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

      A shareholder who desires to present a proposal pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement and voted on by the shareholders at the 2006 Annual Meeting of Shareholders must submit such proposal in writing, including all supporting materials, to the Corporation at its principal office no later than November 25, 2005 (120 days before the date of mailing based on this year's proxy statement date) and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant Rule 14a-4(c)(1) under the Exchange Act, if a shareholder intends to present a proposal for business to be considered at the 2006 Annual Meeting of Shareholders but does not seek inclusion of the proposal in the Corporation's proxy statement for such meeting, then the Corporation must receive the proposal by February 9, 2006 (45 days before the date of mailing based on this year's proxy statement date) for it to be considered timely received. If notice of a shareholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

                                  OTHER MATTERS

      As of the date of this proxy statement, the Board is not aware of any matters, other than those stated above, that may properly be brought before the meeting. If other matters should properly come before the meeting or any adjournment thereof, persons named in the enclosed proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.

                                              By order of the Board of Directors

                                              ROBERT W. KURTZ
                                              Secretary

                                   APPENDIX A

                            First United Corporation
                             Audit Committee Charter

Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring: (1) the integrity of the financial statements of First United Corporation (the "Corporation"); (2) the independent auditor's qualifications and independence; (3) the performance of the Corporation's internal audit function and independent auditors; and (4) the compliance by the Corporation with legal and regulatory requirements.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of
Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), the rules of The Nasdaq Stock Market, Inc ("Nasdaq"), and the federal banking laws and regulations applicable to the Corporation and its subsidiaries. Audit Committee members must be able to read and understand financial statements at the time of their appointment. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be removed and replaced by the Board at any time.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall regularly report on Audit Committee activities to the full Board.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint and replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act (or any amendment or successor thereto), which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall perform an annual self-assessment of its performance with the goal of continuing improvement and will report on such assessment, and any recommendations with respect thereto, to the full Board.

The Audit Committee shall have the authority to, where appropriate, designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Audit Committee as the Audit Committee shall direct.

Without limiting the foregoing, the Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Corporation's Annual Report on Form 10-K, and, if deemed appropriate, recommend to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K.

2. Discuss with management and, on an exception basis, the independent auditor the Corporation's quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Corporation's Quarterly Reports on Form 10-Q, prior to the time such reports are filed, including the results of the independent auditor's review of the quarterly financial statements.

3. Discuss with management and, on an exception basis, the independent auditor the Corporation's quarterly earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including the quality, not just the acceptability, of the Corporation's accounting principles, any significant changes thereto, any major issues related to the adequacy of the Corporation's internal controls and procedures, and any special steps adopted to address material control deficiencies.

5. Review and discuss, as necessary, reports from the independent auditors on:

      (a)   All critical accounting policies and practices to be used;

      (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

      (c)   Other  material  written   communications  between  the  independent
            auditor and management, such as any management letter or schedule of unadjusted differences.

6. Review and approve the Provision for Loan Losses and the adequacy of the Reserve for Probable Loan and Lease Losses.

7. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation's financial statements.

8. Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

9. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

10. Review disclosures made to the Audit Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls and procedures or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal control and procedures.

11. Review and approve all related-party transactions as defined from time to time by Nasdaq and/or the SEC.

12. Prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Corporation's annual proxy statements.

Oversight of the Corporation's Relationship with the Independent Auditor

13. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

14. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

15. Obtain and review annually a report from the independent auditor describing the independent auditor's internal quality-control procedures; and any material issues raised by the most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to address such issues.

16. Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

17. Obtain and review annually a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Corporation ("Statement as to Independence"), addressing each non-audit service provided to the Corporation and at least the matters set forth in Independence Standards Board No. 1.

Oversight of the Corporation's Internal Audit Function

18. Review the appointment and replacement of the Corporation's internal Audit Manager.

19. Review the significant reports to management prepared by the internal audit department together with management's responses and follow-up to these reports.

20. Discuss internal audit department responsibilities, budget, qualifications and staffing and any recommended changes in the planned scope of the internal audit department with management and the independent auditor.

Compliance Oversight Responsibilities

21. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (communication of illegal acts) has not been implicated.

22. Obtain reports from management and the Corporation's internal audit manager that the Corporation is in conformity with applicable legal requirements and the Corporation's Code of Ethics.

23. Advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Code of Ethics.

24. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports, which raise material issues regarding the Corporation's financial statements or accounting policies.

25. Discuss with legal counsel to the Corporation any legal matters that may have a material impact on the financial statements or the Corporation's compliance policies.

26. Review the significant reports to management prepared by the Compliance Department and management's response.

27.   Establish   procedures  for  the  receipt,   retention  and  treatment  of
      complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.



Revised 02/18/05

                                   APPENDIX B

                            First United Corporation
                    Nominating & Governance Committee Charter
                           As Amended on June 15, 2004

A. Name

There shall be a committee of the Board which shall be called the Nominating & Governance Committee.

B. Purpose

The Nominating & Governance Committee shall (1) assist the Board of Directors in fulfilling its oversight responsibilities by reviewing from time to time the size and composition of the Board of Directors (2) identify individuals qualified to become Board members, and recommend that the Board select the director nominees; and (3) develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company.

C. Committee Membership and Procedure

The Nominating & Governance Committee shall consist of no fewer than three members. Each member of the Nominating & Governance Committee shall satisfy the independence requirements of NASDAQ. The Board shall appoint the members of the Nominating & Governance Committee, considering the views of the Chairman of the Board and the Chief Executive Officer, as appropriate. The members of the Nominating & Governance Committee shall serve until their successors are appointed and qualify, and shall designate the Chairman of the Nominating & Governance Committee. The Board shall have the power at any time to change the membership of the Nominating & Governance Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence requirements established by NASDAQ. Except as expressly provided in this Charter, the by-laws of the Company or the Corporate Governance Guidelines of the Company, the Nominating & Governance Committee shall fix its own rules of procedure.

D. Committee Authority and Responsibilities

Board and Committee Qualifications and Compositions

o The Nominating & Governance Committee shall review and recommend from time to time any change to the size, composition and operations of the Board of Directors and its committees.

o The Nominating & Governance Committee shall identify and recommend individuals for nomination as director or to fill vacancy on the Board considering qualifications and characteristics that the Committee from time to time deem appropriate, including integrity, business experience, education, accounting and financial expertise, age, diversity, reputation, civic and community relationships, and knowledge and experience in matters impacting financial institutions. In its discharge of this duty, the Committee may evaluate candidates from the Advisory Council. o The Nominating & Governance Committee shall annually recommend to the Board the slate of nominees for election to the Board at the Annual Meeting of Shareholders.

o     The  Nominating  &  Governance   Committee   shall   consider   candidates
      recommended  by   shareholders   to  be  nominees  for  director  if  such
      recommendations are made in accordance with the by-laws of the Company.

Committee Operations

o The Nominating & Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Nominating & Governance Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

o The Nominating & Governance Committee shall make regular reports to the Board.

o The Nominating & Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Nominating & Governance Committee shall annually review its own performance.

o The Nominating & Governance Committee may form and delegate authority to subcommittees when appropriate.

o The Nominating & Governance Committee shall develop and recommend to the Board a Code of Business Conduct and Ethics, and shall consider any requests for waivers from the Company's Code of Business Conduct and Ethics. The Company shall make disclosure of such waivers to both NASDAQ and the Securities and Exchange Commission.

o The Nominating & Governance Committee shall review periodically with the Chairman and the Chief Executive Officer the succession plans relating to positions held by elected corporate officers, and make recommendations to the Board with respect to the selection and development of individuals to occupy those positions.

Corporate Governance

o The Nominating & Governance Committee shall review and reassess at least annually the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval.

                                   APPENDIX C
                                  FORM OF PROXY
                            FIRST UNITED CORPORATION
                       P.O. Box 9, Oakland, MD 21550-0009

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints M. Kathryn Burkey and Dr. William L. Graham, and each of them, as Proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of Common Stock of First United Corporation held of record by the undersigned on February 11, 2005 at the Annual Meeting of Shareholders to be held on April 26, 2005 and any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, THE PROXIES NAMED HEREIN INTEND TO VOTE THIS PROXY "FOR ALL NOMINEES" IN PROPOSAL 1, AND IN THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER THAT MAY BE PRESENTED AT THE MEETING.

              (Please sign on reverse side and return immediately)

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

        You can now access your First United Corporation account online.

Access your First United Corporation shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for First United Corporation, now makes it easy and convenient to get current information on your shareholder account.

o    View account status               o    View payment history for dividends
o    View certificate history          o    Make address changes
o    View book-entry information       o    Obtain a duplicate 1099 tax form
                                       o    Establish/change your PIN

              Visit us on the web at http://www.melloninvestor.com

          For Technical Assistance Call 1-877-978-7778 between 9am-7pm
                           Monday-Friday Eastern Time

              Investor ServiceDirect(R) is a registered trademark
                        of Mellon Investor Services LLC

                                                      Please
                                                      Mark Here          __
                                                      for Address       |  |
                                                      Change or         |__|
                                                      Comments
                                                      SEE REVERSE SIDE

The Board of Directors recommends a vote `FOR ALL NOMINEES" in proposal 1.

1.    Proposal  to  elect  five (5)  Directors  to serve                               2.    In their  discretion the Proxies are
      until the 2008 Annual Meeting of Shareholders  and                                     authorized to  vote upon such other
      until  their   successors  are  duly  elected  and                                     business as may properly come before
      qualify,  and one (1) Class II  Director  to serve                                     the meeting and any adjournments
      until the 2006 Annual Meeting of Shareholders  and                                     thereof.
      until his successor is duly elected and qualify.

   Class I (term expires 2008)
   01  David J. Beachy                                      WITHHOLD
   02  Faye E. Cannon                                       AUTHORITY          FOR ALL EXCEPT
   03  Paul Cox, Jr.                FOR ALL NOMINEES    FOR ALL NOMINIEES  (See Instruction below)
   04  William B. Grant                   |_|                  |_|                   |_|
   05  John W. McCullough

   Class II (term expires in 2006)
   06  Gary R. Ruddell

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark
"FOR ALL EXCEPT" and strike a line through the nominee's name in the list above.       THE UNDERSIGNED  ACKNOWLEDGES RECEIPT OF
                                                                                       NOTICE OF THE AFORESAID ANNUAL MEETING OF
                                                                                       SHAREHOLDERS

                                                                                       Date:__________________________________, 2005


                                                                                       --------------------------------------------
                                                                                       Signature


                                                                                       --------------------------------------------
                                                                                       Signature

                                                                                       NOTE:  Please sign  exactly as name  appears
                                                                                       hereon. Joint holders should each sign. When
                                                                                       signing     as      attorney,      executor,
                                                                                       administrator,  trustee or guardian,  please
                                                                                       indicate  the  capacity  in  which  you  are
                                                                                       signing.  If a corporation  or other entity,
                                                                                       please sign in full corporate or entity name
                                                                                       by authorized person.

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

--------------------------------            ---------------------------------             ---------------------------------
                                                        Telephone
           Internet                                  1-866-540-5760                                   Mail

http://www.proxyvoting.com/func1            Use any touch-tone  telephone to              Mark,  sign and date your  proxy
Use the  internet  to vote  your     OR     vote your proxy. Have your proxy     OR       card  and   return   it  in  the
proxy.  Have your  proxy card in            card in hand when you call.                   enclosed postage-paid
hand  when  you  access  the web
site.
--------------------------------            ---------------------------------    ---------------------------------

               If you vote your proxy by Internet or by telephone,
                  you do NOT need to mail back your proxy card.